UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2020 (December 11, 2020)

ALLIANCEBERNSTEIN L.P.
(Exact name of registrant as specified in its charter)

Delaware	000-29961	13-4064930
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1345 Avenue of the Americas, New York, NY  10105
(Address of principal executive offices)
(Zip Code)
(212) 969-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(g) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Units of limited partnership interest in AllianceBernstein L.P.	None	None

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On December 11, 2020, the Compensation and Workplace Practices Committee of the Board of Directors of AllianceBernstein Corporation, general partner of AllianceBernstein Holding L.P. (“AB Holding”) and AllianceBernstein L.P. (together with AB Holding, “AB”), approved the AllianceBernstein Change in Control Plan for Executive Officers (the “Plan”). The purpose of the Plan is to benefit each individual who has been designated by the chief executive officer of AB to be an executive officer of AB.

The Plan provides that, in the event of a change in control (as defined in the Plan, a “CIC”), unless prior to the CIC, any unvested restricted AB Holding unit awards (including AB Incentive Compensation Award Program awards) then held by an executive officer are honored or assumed, or new rights are substituted therefore, so that the executive officer's rights and entitlements after the CIC are substantially equivalent to or better than the executives officer’s rights and entitlements under the award, each award will, prior to the CIC, immediately and fully vest and no longer be subject to forfeiture.

In addition, if (i) the executive officer’s employment is terminated by AB, other than for cause, (ii) the executive officer resigns with good reason (as defined in the Plan), or (iii) the executive officer dies or becomes disabled, within 12 months following a CIC, the executive officer will be entitled to receive the sum of (a) the executives officer’s annual base salary at the time of his or her termination, and (b) the executive officer’s most recent annual cash incentive compensation award, multiplied by two.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits.

99.01    The Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLIANCEBERNSTEIN L.P.
Dated: December 14, 2020	By:	/s/ David Lesser
David Lesser Corporate Secretary